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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 10, 2002

                                K2 DIGITAL, INC.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                   1-11873                  13-3886065
    (State or Other              (Commission             (I.R.S. Employer
    Jurisdiction of              File Number)             Identification
     Incorporation)                                           Number)

                                 30 Broad Street
                            New York, New York 10004
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 785-9402
              (Registrant's telephone number, including area code)

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ITEM 4.   Changes in Registrant's Certifying Accountant.

     On April 10, 2002, the Board of Directors of K2 Digital, Inc. (the "Company") made a determination not to engage Arthur Andersen LLP ("Andersen"), as its independent public accountants and resolved to appoint Rothstein, Kass & Company, P.C. ("Rothstein") as its independent public accountants to audit its financial statements for the fiscal year ended December 31, 2001.

     Andersen added an explanatory paragraph to their audit opinion issued in connection with the Company's financial statements for the fiscal year ended December 31, 2000 which states that the Company's losses since inception and dependence on outside financing raise substantial doubt about its ability to continue as a going concern. The Company's financial statements for the fiscal year ended December 31, 2000 did not include any adjustments that might result from the outcome of that uncertainty. With the exception of the foregoing, the audit reports of Andersen on the consolidated financial statements of the Company as of and for each of the two fiscal years ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years, and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

     None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred within the two most recent fiscal years and through the date of this Form 8-K.

     We provided Andersen with a copy of the above disclosures. A letter dated April 10, 2002, from Andersen stating its agreement with our statements is listed under Item 7 as Exhibit 16.1 and incorporated herein by reference.

     During the two most recent fiscal years ended December 31, 2001, and the subsequent interim period through the date of this Form 8-K, we did not consult with Rothstein regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

ITEM 7.   Exhibits.

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission regarding change in certifying accountant.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                K2 DIGITAL, INC.

Date: April 15, 2002                            By: /s/ Gary W. Brown
                                                   --------------------
                                                   Gary W. Brown
                                                   President

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                                                                    EXHIBIT 16.1

April 10, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read paragraphs 1-5 of Item 4 included in the Form 8-K dated April 10, 2002 of K2 Digital, Inc. filed (to be filed) with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP
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ARTHUR ANDERSEN LLP

Cc: Mr. Gary W. Brown, Chief Executive Officer, K2 Digital, Inc.